UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 17, 2007

STEELCASE INC.

Michigan (State of incorporation)	1-13873 (Commission File Number)	38-0819050 (IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan (Address of principal executive offices)		49508 (Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Share Repurchase Agreement, dated January 17, 2007
Share Repurchase Agreement, dated January 17, 2007
Share Repurchase Agreement, dated January 17, 2007
Press Release, dated January 18, 2007

Item 1.01 Entry into a Material Definitive Agreement
     On January 17, 2007, Steelcase Inc. (the “Company”) entered into Stock Repurchase Agreements (collectively, the “Agreements”) with the William P. Crawford Trust U/A/D December 27, 1995, as amended (the “WPC Trust”), the Marilyn M. Crawford Trust U/A/D December 27, 1995, as amended (the “MMC Trust”) and Crastecom B Limited Partnership (“Crastecom” and, collectively with WPC Trust and MMC Trust, the “Sellers”). Mr. William P. Crawford, who currently serves as a director of the Company, is Trustee of the WPC Trust and Managing Partner of Crastecom. Mr. Crawford’s wife is the Trustee of the MMC Trust.
     The Agreements provide for the repurchase by the Company of an aggregate of 2.3 million shares of the Company’s Class B Common Stock from the Sellers for an aggregate purchase price of $41.63 million, or $18.10 per share. The repurchase, which was approved by the Company’s Board of Directors, will be made under the Company’s previously announced share repurchase programs and is scheduled to close on January 22, 2007.
     The Agreement contains customary representations, warranties and covenants that are valid as between the parties and as of the date of entering such agreement and are not factual information to investors about the Company.
     The Agreements and the press release announcing the repurchase are attached hereto as Exhibit 10.01, Exhibit 10.02, Exhibit 10.03 and Exhibit 99.1, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Share Repurchase Agreement, dated January 17, 2007, by and between Steelcase Inc. and William P. Crawford Trust U/A/D December 27, 1995, as amended.

10.2	Share Repurchase Agreement, dated January 17, 2007, by and between Steelcase Inc. and Marilyn M. Crawford Trust U/A/D December 27, 1995, as amended.

10.3	Share Repurchase Agreement, dated January 17, 2007, by and between Steelcase Inc. and Crastecom B Limited Partnership.

99.1	Press release dated January 18, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: January 18, 2007

/S/ David C. Sylvester David C. Sylvester
Vice President
and Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
10.1	Share Repurchase Agreement, dated January 17, 2007, by and between Steelcase Inc. and William P. Crawford Trust U/A/D December 27, 1995, as amended.

10.2	Share Repurchase Agreement, dated January 17, 2007, by and between Steelcase Inc. and Marilyn M. Crawford Trust U/A/D December 27, 1995, as amended.

10.3	Share Repurchase Agreement, dated January 17, 2007, by and between Steelcase Inc. and Crastecom B Limited Partnership.

99.1	Press release dated January 18, 2007.